UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2009

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 10, 2009, the Navistar Financial Dealer Note Master Owner Trust (the “Master Owner Trust”) issued a series of notes designated the Floating Rate Dealer Note Asset Backed Notes, Series 2009-1 (the “Series 2009-1 Notes”). The Series 2009-1 Notes include three classes of Notes: the Class A Notes, the Class B Notes and the Class C Notes. The principal characteristics of the Series 2009-1 Notes are as follows:

Number of classes within Series 2009-1 Notes: Three

Initial Class A Notes Outstanding Principal Amount: $300,700,000

Initial Class B Notes Outstanding Principal Amount: $23,100,000

Initial Class C Notes Outstanding Principal Amount: $26,200,000

Initial Total Series 2009-1 Notes Outstanding Principal Amount: $350,000,000

Class A Note Rate: LIBOR + 1.45%

Class B Note Rate: LIBOR + 4.25%

Class C Note Rate: LIBOR + 6.00%

Closing Date: November 10, 2009

Expected Principal Payment Date: October 25, 2012

Legal Final Maturity Date: October 26, 2015

Ordinary means of principal repayment: Accumulation Period

Accumulation Period Commencement Date: A date within nine months prior to the Expected Principal Payment Date, as determined by the Servicer

Primary source of credit enhancement for Class A Notes: Subordination of Class B Notes and Class C Notes and Overcollateralization represented by the Master Owner Trust Certificate issued to the Seller

Primary source of credit enhancement for Class B Certificates: Subordination of Class C Notes and Overcollateralization represented by the Master Owner Trust Certificate issued to the Seller

Primary source of credit enhancement for Class C Certificates: Overcollateralization represented by the Master Owner Trust Certificate issued to the Seller

Series 2009-1 Overcollateralization Percentage: 16.50% of initial Series 2009-1 Collateral Amount

Servicing Fee Percentage: 1.0%

The terms of the Series 2009-1 Notes and the definitions of capitalized terms may be found in the Indenture Supplement dated as of November 10, 2009, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Navistar Financial Corporation, a Delaware corporation (“Navistar Financial”), on November 17, 2009 and is incorporated by reference herein.

On November 10, 2009, Navistar Financial Securities Corporation, a Delaware corporation (“NFSC”), Navistar Financial, and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee (the “Master Trust Trustee”), entered into Amendment No. 8 to the Pooling and Servicing Agreement, which was filed as Exhibit 10.2 to the Current Report on Form 8-K filed by Navistar Financial on November 17, 2009 and is incorporated by reference herein.

On November 10, 2009, NFSC, Navistar Financial and the Master Trust Trustee entered into Amendment No. 1 to the Series 2004-1 Supplement to Pooling and Servicing Agreement, which was filed as Exhibit 10.3 to the Current Report on Form 8-K filed by Navistar Financial on November 17, 2009 and is incorporated by reference herein.

On November 10, 2009, NFSC and Deutsche Bank Trust Company Delaware, a Delaware banking corporation, as Master Owner Trust Trustee, entered into Amendment No. 1 to the Master Owner Trust Agreement, which was filed as Exhibit 10.4 to the Current Report on Form 8-K filed by Navistar Financial on November 17, 2009 and is incorporated by reference herein.

On November 10, 2009, Navistar Financial, NFSC and the Master Trust Trustee entered into Amendment No. 5 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, which was filed as Exhibit 10.5 to the Current Report on Form 8-K filed by Navistar Financial on November 17, 2009 and is incorporated by reference herein.

On November 10, 2009, Navistar Financial, NFSC, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser, entered into Amendment to Amended and Restated Certificate Purchase Agreement, which was filed as Exhibit 10.6 to the Current Report on Form 8-K filed by Navistar Financial on November 17, 2009 and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: November 17, 2009	/S/ ANDREW J. CEDEROTH
Andrew J. Cederoth Chief Financial Officer